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                                                                      EXHIBIT 21



                       EL PASO ENERGY PARTNERS, L.P. AND
                          SUBSIDIARIES AND AFFILIATES

                            AS OF DECEMBER 31, 1999

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              El Paso Energy Partners, L.P.
                  Delos Offshore Company, L.L.C. (Delaware LLC)............................................................98.9899
                         (El Paso Energy Partners, L.P, owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Ewing Bank Gathering Company, L.L.C. (Delaware LLC)......................................................98.9899
                         (El Paso Energy Partners, L.P. owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Flextrend Development Company, L.L.C. (Delaware LLC).....................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Green Canyon Pipe Line Company, L.L.C. (Delaware LLC)....................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  El Paso Energy Partners Deepwater, L.L.C. (Delaware LLC).................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                      Deepwater Holdings, L.L.C. (Delaware LLC)............................................................     50
                             (El Paso Energy Partners Deepwater, L.L.C. owns 50%; unaffiliated parties own 50%.)
                           Stingray Pipeline Company, L.L.C. (Louisiana)...................................................    100
                           U-T Offshore System (Delaware GP)...............................................................    100
                           West Cameron Dehydration Company, L.L.C. (Delaware LLC).........................................    100
                           Western Gulf Holdings, L.L.C. (Delaware LLC)....................................................    100
                               East Breaks Gathering Company, L.L.C. (Delaware LLC)........................................    100
                               High Island Offshore System (Delaware GP)...................................................    100
                  El Paso Energy Partners Finance Corporation (Delaware)...................................................    100
                  El Paso Energy Partners Oil Transport Systems, L.L.C. (Delaware LLC).....................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  El Paso Partners Operating Company, L.L.C. (Delaware LLC)................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Manta Ray Gathering Company, L.L.C. (Delaware LLC).......................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                  Moray Pipeline Company, L.L.C. (Delaware LLC)............................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                      Nemo Gathering Company, L.L.C. (Delaware LLC)........................................................   33.9
                             (Moray Pipeline Company, L.L.C. owns 33.9%; unaffiliated parties own 76.1%)
                  Poseidon Pipeline Company, L.L.C. (Delaware LLC).........................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                      Poseidon Oil Pipeline Company, L.L.C. (Delaware LLC).................................................     36
                             (Poseidon Pipeline Company, L.L.C. owns 36%; Unaffiliated parties own 64%)
                  Sailfish Pipeline Company, L.L.C. (Delaware LLC).........................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                      Neptune Pipeline Company, L.L.C. (Delaware LLC)......................................................  25.67
                             (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)
                           Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC).....................................     99
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                           Nautilus Pipeline Company, L.L.C. (Delaware LLC)................................................     99
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                      Ocean Breeze Pipeline Company, L.L.C. (Delaware LLC).................................................  25.67
                             (Sailfish Pipeline Company, L.L.C. owns 25.67%; unaffiliated parties own 74.33%)
                           Manta Ray Offshore Gathering Company, L.L.C. (Delaware LLC).....................................      1
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                           Nautilus Pipeline Company, L.L.C. (Delaware LLC)................................................      1
                                 (Neptune Pipeline Company, L.L.C. owns 99%; Ocean Breeze Pipeline Company,
                                 L.L.C. owns 1%)
                  Tarpon Transmission Company (Texas)......................................................................    100
                  VK Deepwater Gathering Company, L.L.C. (Delaware LLC)....................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)
                      Viosca Knoll Gathering Company (Delaware JV).........................................................     99
                             (VK Deepwater Gathering Company, L.L.C. owns 99.0%; El Paso Energy Partners,
                             L.P. holds a 1% option)
                  VK-Main Pass Gathering Company, L.L.C. (Delaware LLC)....................................................98.9899
                         (El Paso Energy Partners, L.P., owns 98.9899%; El Paso Energy Partners Company owns
                         1.0101%)



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